Calamos® Family of Funds

Supplement dated January 21, 2011 to
Calamos® Family of Funds Prospectus for
Class A, B and C shares and Class I and R shares each dated March 1, 2010, as previously supplemented on June 1, 2010, October 15, 2010 and December 15, 2010

This supplement replaces and supersedes the supplement dated October 15, 2010 related to Calamos Convertible Fund.

Calamos Convertible Fund

The following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” on page 53 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 44 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective as of the close of business on January 28, 2011, the Fund is generally closed to all purchases of shares, including, but not limited to, any purchases or exchanges by existing shareholders of the Fund or any other fund in the Calamos Family of Funds. Purchases may be allowed in certain limited circumstances.

Additionally, the following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” immediately prior to the sub-section “What classes of shares do the Funds offer?” on page 78 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 66 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective as of the close of business on January 28, 2011 (the “Closing Date”), Calamos Convertible Fund (the “Fund”) is closed to all purchases of shares, including, but not limited to, any purchases or exchanges by existing shareholders of the Fund or any other fund in the Calamos Family of Funds. Intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Additional purchases of shares of the Fund will be permitted in the following instances:

(i)	Reinvestment of dividends and capital gain distributions on shares of the Fund.

(ii)	Existing and new participants in employer-sponsored retirement plans, including employees of Calamos Advisors LLC, the Fund’s investment adviser, and any of its affiliates, that offer the Fund as an investment option as of the Closing Date may direct contributions to the Fund through their plan, regardless of whether the participant invested in the Fund prior to its closing.

(iii)	Existing and new participants in any mutual fund allocation program currently sponsored by an affiliate of the Investment Adviser, may continue to direct contributions to the Fund through such program.

(iv)	The Investment Adviser may invest in the Fund.

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The Fund reserves the right to modify the extent to which sales of shares of the Fund are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases are not expected to have a detrimental effect on the portfolio management of the Fund, or the interests of existing shareholders. The Fund may resume unrestricted sales of its shares at some future date, but it has no present intention to do so. Notwithstanding the forgoing, the Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Please retain this supplement for future reference.

Calamos® Family of Funds

Supplement dated January 21, 2011 to
Calamos® Family of Funds Prospectus for
Class A, B and C shares and Class I and R shares each dated March 1, 2010, as previously supplemented on June 1, 2010, October 15, 2010 and December 15, 2010

Calamos Market Neutral Income Fund

The following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Market Neutral Fund” on page 68 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 56 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective on the close of business January 28, 2011, the Fund is closed to most new investor purchases unless certain criteria are met, including, among others, purchases through platform level asset allocation models and purchases by direct clients of Calamos Advisors or its affiliates.

Additionally, the following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” immediately prior to the sub-section “What classes of shares do the Funds offer?” on page 78 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 66 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective on the close of business January 28, 2011 (the “Closing Date”), Calamos Market Neutral Income Fund (the “Fund”) is closed to new investors. Current investors in the Fund as of the close date may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted.

Sales of Fund shares to new investors will generally be discontinued as of close of business on the Closing Date, and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts after that time. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make subsequent investments in the Fund. The Fund may resume unrestricted sales of its shares at some future date, but it has no present intention to do so.

Additional purchases of shares of the Fund will be permitted in the following instances:

(i)	Discretionary investment advisers may continue to invest in the Fund through an existing account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders.

(ii)	Under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership.

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(iii)	Existing and new participants in employer-sponsored retirement plans, including employees of Calamos Advisors LLC, the Fund’s investment adviser, and any of its affiliates, that offer the Fund as an investment option as of the Closing Date may direct contributions to the Fund through their plan, regardless of whether the participant invested in the Fund prior to its closing.

(iv)	New and additional investments made through platform-level asset allocation models within mutual fund wrap and fee-based programs.

(v)	Upon prior approval, employees of Calamos Advisors and its affiliates may open new accounts in the closed Fund; Trustees of the Calamos Funds and directors of Calamos Asset Management, Inc. may also open new accounts in the closed Fund.

(vi)	Direct clients of Calamos Advisors, or any affiliate, may open new accounts in the Fund.

(vii)	In the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers.

The Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund. Notwithstanding the forgoing, the Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Please retain this supplement for future reference.